UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2009

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02292	06-1344888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wall Street
New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (646) 525-3090

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On February 26, 2009, NYFIX, Inc. issued a press release announcing its results of operations for, and its financial condition as of the end of, the fourth quarter and year-end 2008.

A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference. NYFIX, Inc. does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or to be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibits

99.1	Press Release, dated February 26, 2009, entitled “NYFIX Reports Fourth Quarter and Year-End 2008 Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:	/s/ Annemarie Tierney
Name: Annemarie Tierney
Title: General Counsel and Corporate Secretary

Dated: February 26, 2009